UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2008

Santander BanCorp
(Exact name of Registrant as specified in its charter)

Commonwealth of Puerto Rico (State or other jurisdiction of Incorporation or organization)	001-15849 (Commission File No.)	66-0573723 (I.R.S. Employer Identification No.)
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Address of Principal Executive Offices,
Including Zip Code
(787) 777-4100
Registrant’s telephone number,
including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Santander BanCorp
Current Report on Form 8-K
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1
EX-99.2

Santander BanCorp
Current Report on Form 8-K

ITEM 8.01	OTHER EVENTS
On November 11, 2008, Santander BanCorp (the “Corporation”) issued a press release announcing its unaudited operational results for the quarter and nine months ended September 30, 2008, a copy of which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 9.01 and Exhibit 99.1 shall be deemed to be filed for purpose of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibits
The following exhibit shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.
99.1 Press release dated November 11, 2008 announcing Santander BanCorp’s consolidated results of operations for the quarter and nine months ended September 30, 2008.
99.2 Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP
By:	/s/ Carlos M. García
Carlos M. García
Senior Executive Vice President and Chief Operating Officer

Date: November 11, 2008